Exhibit 10.15

FIRST AMENDMENT TO

HANCOCK HOLDING COMPANY

2010 EMPLOYEE STOCK PURCHASE PLAN

HANCOCK HOLDING COMPANY (the “Company”) hereby amends the HANCOCK HOLDING COMPANY 2010 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) this the 15th day of December, 2011.

W I T N E S S E T H:

WHEREAS, effective the 1st day of January, 2011, the Company established the Plan to provide for ownership of stock in the Company by Associates of the Company and/or of its Affiliates; and

WHEREAS, pursuant to Section 18.1 of the Plan, the Company reserved the right to amend the Plan at any time provided no such amendment affects any Participant’s rights to the benefits of contributions made prior to the date of such amendment; and

WHEREAS, the Company desires to amend the eligibility provisions of the Plan.

NOW, THEREFORE, the Hancock Holding Company 2010 Employee Stock Purchase Plan is hereby amended as follows:

ARTICLE XVI

Section 4.1 of the Plan is hereby amended by the deletion of the Section in its entirety and the substitution of the following:

4.1 Eligibility Requirements. Each Eligible Associate shall be eligible for participation in this Plan after attaining age eighteen (18) and completing sixty (60) days of consecutive employment as an Eligible Associate with the Company or one of its Affiliates.

ARTICLE XVII

This Amendment shall supersede the provisions of the Plan to the extend those provisions are inconsistent with the provisions of this Amendment.

ARTICLE XVIII

Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.

ARTICLE XIX

This Amendment shall be effective as of the 1st day of January, 2012.

ARTICLE XX

Except as amended here, the Hancock Holding Company 2010 Employee Stock Purchase Plan shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its officers thereunto duly authorized and attested as of the date first-noted above.

ATTEST:	HANCOCK HOLDING COMPANY

By:	By:

Title: